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                            Prudential Mutual Funds
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                     Prudential Government Securities Trust
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 29, 1999

Purchase, Redemption and Pricing of Trust Shares

The section entitled 'Purchase, Redemption and Pricing of Trust Shares' is amended as follows:

   The first two paragraphs under 'Class Z Shares' are amended to read in their entirety as follows:

     Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.
     Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund 'wrap' or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund 'supermarket' programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

            Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by

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      these programs in connection with investing in each available share class before selecting a share class.

         Other Types of Investors. Class Z shares are also available for purchase by the following categories of investors:

      - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option;

      - Current and former Directors/Trustees of the Prudential Mutual Funds (including the Series); and

      - Prudential, with an investment of $10 million or more.

The last paragraph under 'Class Z Shares' has been deleted.
The date of this Supplement is July 23, 1999.